UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2005

NET 1 U.E.P.S. TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	65-0903895
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts and Bolton Avenue
Rosebank, Johannesburg, South Africa
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 011-27-11-343-2001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a -4(c))

Item 5.02 (d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

1) Effective February 14, 2005, the Net 1 U.E.P.S. Technologies, Inc. Board of Directors appointed Mr. A. J. K. Pein as a Non-Executive Director of the Company.

(2) None.

(3) Mr. Pein will chair the remuneration committee.

(4) None.

Item 9.01 Financial Statements and Exhibits

c) Exhibits

99.1	Press release on February 15, 2005 - Net1 UEPS Technologies, Inc Announces appointment of Alasdair Pein as Non-Executive Director.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 U.E.P.S. TECHNOLOGIES, INC. (Registrant) By: /s/ Serge Belamant Serge Belamant, Chief Executive Officer

Date: February 15, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release on February 15, 2005 - Net1 UEPS Technologies, Inc Announces appointment of Alasdair Pein as Non-Executive Director.